Exhibit 99.12

               MONTHLY CASH MANAGERS STATEMENT AND PAYMENT ADVICES

                                   SERIES OO-C

           -------------------------------------------------------------

           Monthly Period Ending:                      30 June 2005

           Transfer Date:                              15 July 2005

           Distribution Date:                          15 July 2005

           Next Payment Date:                          15 September 2005

           -------------------------------------------------------------

                                      Index

--------------------------------------------------------------------------------
 Section    Contents
--------------------------------------------------------------------------------

    1       Receivables Pool Summary Information
    2       Series General Information
    3       Undivided Interest
    4       Segregated Trust
    5       Loan Note Issuer
    6       Issuer
    7       Investor Interest and Debt Amounts
    8       Commentary/Payout Events

--------------------------------------------------------------------------------

            Note:  All amounts are in (pound) sterling unless otherwise stated.

                                                                       Section 1

                    Receivables Pool Summary Information (1)

--------------------------------------------------------------------------------------------
   1     Aggregate amount of Principal Collections processed                     226,331,314

   2     Aggregate amount of proceeds from sale of delinquent
         receivables to 3rd parties treated as Principal Collections                      --

   3     Aggregate amount of Finance Charge Collections processed                 24,832,504

   4     Aggregate amount of Acquired Interchange processed                        1,517,679

   5     Aggregate amount of Interest received on Trustee Collections                190,894
         Account and Trustee Acquisition Account

   6     Aggregate amount of Investor Defaults                                     1,693,928

   7     Aggregate amount of Principal written off through sale of debt to                --
         third party treated as an Investor Default

   8     Aggregate amount of Section 75 liability                                         --

   9     Aggregate amount of outstanding principal balances in the                 see below
         Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Aggregate                   Percentage
                                          Account                     of Total
                                     Principal Balance               Receivables
                                        (pound)000's                  in Trust
--------------------------------------------------------------------------------

  ( a )   30-59 days                       19,950                       1.20
  ( b )   60-89 days                       14,174                       0.85
  ( c )   90+ days                         83,208                       5.01

--------------------------------------------------------------------------------

          Total                            117,332                      7.07

--------------------------------------------------------------------------------

                                                                       Section 2

                    Receivables Pool Summary Information (2)

--------------------------------------------------------------------------------------------------
Transferor and Aggregate Investor Interest
                                                                         Amount         Percentage
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Aggregate amount of RBS Transferor Interest/% in relation to          1,604,193,552          96.68
RBS principal balances outstanding at month end
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Aggregate Investor Interest (for analysis - see below)                  495,505,062
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
OO-A Investor Interest                                                            0
-----------------------------------------------------------------------------------
OO-B Investor Interest                                                            0
-----------------------------------------------------------------------------------
OO-C Investor Interest                                                  495,505,062
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Balance on Trustee Acquisition Account                                           --
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Aggregate amount of RBS Principal Balances at month end               1,659,249,670
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Portfolio Minimum Balance Parameters
--------------------------------------------------------------------------------------------------
Minimum Transferor interest of RBS above amount agreed with            [ 5% ]           Yes
Rating Agencies for a period of 30 consecutive days                    [ 2% ]           Yes
--------------------------------------------------------------------------------------------------
Minimum Aggregate Principal Receivables Above Zero                                      Yes
--------------------------------------------------------------------------------------------------

                                                                       Section 2

                               General Information

--------------------------------------------------
Period Type                Controlled Accumulation
--------------------------------------------------

--------------------------------------------
Loan Note Rate                         OO-C
--------------------------------------------
Class A                                5.04%
Class B                                5.26%
Class C                                5.76%
--------------------------------------------

--------------------------------------------------------------------------------
Investor Percentages
--------------------------------------------------------------------------------
                                  Prior to Addition Date      Post Addition Date
                                           OO-C                      OO-C
--------------------------------------------------------------------------------
                                            %
--------------------------------------------------------------------------------
Series Floating Percentage                 3.32
Class A Floating Percentage               87.50                       N/A
Class B Floating Percentage                6.00
Class C Floating Percentage                6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Fixed Percentage                   67.06
Class A Fixed Percentage                  87.50                       N/A
Class B Fixed Percentage                   6.00
Class C Fixed Percentage                   6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Controlled Accumulation Period (CAP)/Controlled Deposit Amount
                                   Series OO-C
--------------------------------------------------------------------------------
                                                       Months           Amount
Original CAP/Controlled Deposit Amount                   18           27,528,059
Adjustment to CAP/Controlled Deposit Amount             N/A              N/A
Revised CAP/Controlled Deposit Amount                    18           27,528,059
--------------------------------------------------------------------------------

                                                                       Section 3

                               Undivided Interest

--------------------------------------------------------------------------------
Principal Collections                                                   OO-C

--------------------------------------------------------------------------------
The aggregate amount of Principal Collections                         98,982,089
processed during the related Monthly Period allocable to Series

Deduct:  Utilised Retained Principal Collections                          --
Amount notionally allocable to Class C

Deduct:  Utilised Retained Principal Collections                          --
Amount notionally allocable to Class B

Deduct:  Amount distributed to Series Principal                       27,528,059
Collections Ledger in the Segregated Trust

Deduct:  Shared Principal Collections                                     --

--------------------------------------------------------------------------------
Total = Cash Available for Acquisition                                71,454,030

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Finance Charge Collections and Interchange                              OO-C

--------------------------------------------------------------------------------
The aggregate amount of Finance Charge                                24,832,504
Collections (to include interest on the Trustee
Collections Account and Trustee Acquisition
Account) allocable to Series during the related
Monthly Period

--------------------------------------------------------------------------------
The aggregate amount of Acquired Interchange                           1,517,679
Amount processed during the related Monthly
Period allocable to Series

--------------------------------------------------------------------------------
Total transferred to the Series Collections                           26,350,183
Account Finance Charge Collections Ledger in relation to Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other                                                                   OO-C

--------------------------------------------------------------------------------
Investor Defaults allocable to Series                                  1,693,928

--------------------------------------------------------------------------------
Section 75 Liability allocable to Series                                  --

--------------------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (1)

                              Principal Collections

--------------------------------------------------------------------------------
Principal Collections Ledger                                             OO-C

--------------------------------------------------------------------------------
Total amount transferred from Undivided Interest                      27,528,059

--------------------------------------------------------------------------------
Deficit relative to Controlled Deposit Amount                             --

--------------------------------------------------------------------------------
The total distribution to Principal Funding Account or to Loan Note Issuer Account in respect of:

           Class A Monthly Principal Amount                           24,087,052
           Class B Monthly Principal Amount                            1,651,684
           Class C Monthly Principal Amount                            1,789,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal Funding Account                                                OO-C

--------------------------------------------------------------------------------
Balance brought forward                                              412,920,884

--------------------------------------------------------------------------------
Transfer this month                                                   27,528,059

--------------------------------------------------------------------------------
Transfer to Loan Note Issuer Distribution Account

           Class A Monthly Principal Amount                               --
           Class B Monthly Principal Amount                               --
           Class C Monthly Principal Amount                               --

--------------------------------------------------------------------------------
Balance carry forward                                                440,448,943

--------------------------------------------------------------------------------
Deficit relative to Cumulative Controlled Deposit Amount                  --

--------------------------------------------------------------------------------

                              Segregated Trust (2)

                         Finance Charge Collections (1)

-----------------------------------------------------------------
Series Finance Charge Collection Ledger                    OO-C

-----------------------------------------------------------------
Finance Charge Collections Allocable to Series          7,369,012
Interchange Allocable to Series                           450,369
Interest Income on Accounts                               638,063
Income from Principal Funding Account                          --
up to Class A covered amount
Retained Principal Collections Amount                          --
notionally allocable to Class B
Retained Principal Collections Amount                          --
notionally allocable to Class C
Transfer from Reserve Account                                  --
Transfer from Spread Account                                   --

-----------------------------------------------------------------

--------------------------------------------------------------------------------
Total Amount of Distribution to be
transferred to Finance Funding Account (in
evolving and ontrolled accumulation Period)               Paid            Unpaid
or to Loan Note Issuer Distribution Account
(in Regulated or Rapid Amortisation Period)               OO-C             OO-C

--------------------------------------------------------------------------------
Class A Monthly Finance Amount                          1,787,930             --
Class A Deficiency Amount                                      --             --
Class A Additional Finance Amount                              --             --
Issuer Costs Amount                                            --             --
Class B Monthly Finance Amount                            128,001             --
Class B Deficiency Amount                                      --             --
Class B Additional Finance Amount                              --             --
Class C Monthly Finance Amount                            151,984             --
Class C Deficiency Amount                                      --             --
Class C Additional Finance Amount                              --             --
Issuer Profit Amount                                           83             --
Trustee Payment Amount                                         83             --

The total amount of distribution in respect of                 --             --
Trustee Payment Amount for the related
Monthly Period including any amount remaining unpaid in respect of prior Monthly Periods

--------------------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (3)

                         Finance Charge Collections (2)

--------------------------------------------------------------------------------
                                                           Paid           Unpaid
                                                           OO-C            OO-C

--------------------------------------------------------------------------------
Total amount of distribution in respect of Loan              8,258            --
Note Issuer Costs Amount for the monthly                                      --
period including any amount remaining unpaid                                  --
in respect of prior monthly periods                                           --
--------------------------------------------------------------------------------
Total amount of distribution in respect of Loan              4,127            --
Note Issuer Profit for the monthly period                                     --
--------------------------------------------------------------------------------
Total amount of distribution in respect of                 309,691            --
Servicing Fee Payment Amount for the related                                  --
monthly period including any amount remaining                                 --
unpaid in respect of prior monthly periods                                    --
--------------------------------------------------------------------------------
Total amount of distribution in respect of Cash                500            --
Management Fee Payment Amount for the
related monthly period including any amount
remaining unpaid in respect of prior monthly
periods
--------------------------------------------------------------------------------
Payment to cover Additional Expenses                        14,708            --
--------------------------------------------------------------------------------
Payment to cover Investor Defaults                       1,693,928            --
--------------------------------------------------------------------------------
Payment to cover Reduction in Investor Interest                 --            --
(excluding repayments of principal)
--------------------------------------------------------------------------------
Payment in relation to Stamp Duty Reserve:                      --            --
           Principal
           Interest
--------------------------------------------------------------------------------
Transfer to Reserve Account                                     --            --
--------------------------------------------------------------------------------
Transfer to Spread Account                                      --            --
--------------------------------------------------------------------------------
Payment in respect of Investor Indemnity Amt                    --            --
--------------------------------------------------------------------------------
Payment in relation to Excess Spread                     4,358,151            --
--------------------------------------------------------------------------------

-------------------------------------------------------------------
Finance Funding Account                                    OO-C

-------------------------------------------------------------------
Balance brought forward                                          0
-------------------------------------------------------------------
Transfer in this Month (15th's Payment)                  2,067,914
-------------------------------------------------------------------
Transfer to Loan Note Issuer Distbtn Account
              Class A                                            0
              Class B                                            0
              Class C                                            0
-------------------------------------------------------------------
Balance carried forward                                  2,067,914

-------------------------------------------------------------------

                                                                       Section 4

                              Segregated Trust (4)

                           Reserve and Spread Accounts

-----------------------------------------------------------------
Required Reserve Account                                     OO-C

-----------------------------------------------------------------
Balance brought forward                                        --

-----------------------------------------------------------------
Transfer in/out this Month                                     --

-----------------------------------------------------------------
Balance carried forward                                        --

-----------------------------------------------------------------

-----------------------------------------------------------------
Spread Account                                               OO-C

-----------------------------------------------------------------
Quarterly Excess Spread Percentage                            8.3

-----------------------------------------------------------------
Excess Spread Percentage Required                             4.2

-----------------------------------------------------------------
Required Spread Account Amount                                 --

-----------------------------------------------------------------
Balance brought forward                                        --

-----------------------------------------------------------------
Transfer in/out this Month                                     --

-----------------------------------------------------------------
Balance carried forward                                        --

-----------------------------------------------------------------

                                                                       Section 5

                                      Loan Note Issuer

-----------------------------------------------------------------
Expenses Description & Method of                           OO-C
Allocation to Series                                      (pound)

-----------------------------------------------------------------
Monthly fee to RBSI based on 2bp of investor                8,258
interest
-----------------------------------------------------------------

-----------------------------------------------------------------
Total                                                       8,258

-----------------------------------------------------------------

-----------------------------------------------------------------
Loan Note Issuer Expenses Account                          OO-C
                                                          (pound)
-----------------------------------------------------------------
Balance                                                      --

-----------------------------------------------------------------

-----------------------------------------------------------------
Comments

-----------------------------------------------------------------

-----------------------------------------------------------------
Loan Note Issuer Distribution Account                      OO-C
                                                          (pound)
-----------------------------------------------------------------
Retained Profit                                                0

-----------------------------------------------------------------
Other                                                        --

-----------------------------------------------------------------
Balance                                                        0

-----------------------------------------------------------------
Comments:  Balance consists solely of LNI
           profit of 1bp of investor interest
-----------------------------------------------------------------

                                                                       Section 6

                                     Issuer

-----------------------------------------------------------------
Expenses Description & Method of                           OO-C
Allocation to Series                                      (pound)

-----------------------------------------------------------------
                                                             --

-----------------------------------------------------------------

-----------------------------------------------------------------
Total                                                        --

-----------------------------------------------------------------

-----------------------------------------------------------------
Issuer Quarterly Expenses Account                          OO-C
                                                          (pound)

-----------------------------------------------------------------
Balance at month end                                        2,502

-----------------------------------------------------------------

-----------------------------------------------------------------
Amount due to RBS plc                                      OO-C
                                                          (pound)

-----------------------------------------------------------------
Balance at month end                                            0

-----------------------------------------------------------------

-----------------------------------------------------------------
Accrued interest at month end                                   0

-----------------------------------------------------------------

-----------------------------------------------------------------
Expenses Loan Sinking Fund Account                         OO-C
                                                          (pound)

-----------------------------------------------------------------
Principal                                                    --

-----------------------------------------------------------------

                                                                       Section 7

                        Investor Interest & Debt Amounts

                                   Series OO-C

-----------------------------------------------------------------------------------------------------
Summary Investor Interest and Adjusted Investor Interest

-----------------------------------------------------------------------------------------------------
                                                    Total         Class A       Class B      Class C
Initial Investor Interest                        495,505,063    433,566,930   29,730,304   32,207,829

Principal Payments made to Loan Note Issuer           --             --            --           --

Charge Offs/Reallocations                             --             --            --           --

Investor Interest                                495,505,063    433,566,930   29,730,304   32,207,829

Series Collection Account - PC Ledger            -27,528,059         --            --           --

Balance on Principal Funding Account            -412,920,885         --            --           --

Adjusted Investor Interest                        55,056,119         --            --           --

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Loan Note Debt Amount

-----------------------------------------------------------------------------------------------------
                                                    Total         Class A       Class B      Class C
Debt amount brought forward                      495,505,063    433,566,930   29,730,304   32,207,829

Principal Payments made to Issuer                                    --            --           --

Debt amount carried forward                      495,505,063    433,566,930   29,730,304   32,207,829

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Arran One Bonds (in US Dollars)

-----------------------------------------------------------------------------------------------------
                                                    Total         Class A       Class B      Class C
Outstanding Amount brought forward               700,000,000    612,500,000   42,000,000   45,500,000

Principal Payments made to Issuer                                    --            --           --

Debt amount carried forward                      700,000,000    612,500,000   42,000,000   45,500,000

Pool Factor brought forward                          100%           100%          100%         100%

Pool Factor carried forward                          100%           100%          100%         100%

-----------------------------------------------------------------------------------------------------

                                                                       Section 8

                           Commentary / Pay Out Events

------------------------------------------------------------
Portfolio Yield and Expense Rate                       OO-C

------------------------------------------------------------
Portfolio Yield for the Period                         18.9%

Expense Rate                                            5.8%

Net Charge Off Rate                                     4.3%

Excess Spread Rate                                      8.8%

------------------------------------------------------------

--------------------------------------------------------------------------------
Commentary

--------------------------------------------------------------------------------
The quarterly, average excess spread rates are above the minimum rates, and for the period in question, have always resulted in a transfer to the "required spread accounts".

--------------------------------------------------------------------------------

To the knowledge of the undersigned, no Series Pay Out Event or Trust Pay Out Event has occurred except as described below:

            None

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 15th Day of July 2005

Authorised signatory

The Royal Bank of Scotland plc
Trust Cash Manager

By:         Jason Bryce

Title:      Financial Controller